UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2017

Concurrent Computer Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2017, we held our Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. There were 9,843,703 shares of common stock entitled to vote and 8,515,736 shares voted at the meeting. The following matters were submitted to a vote of our stockholders.

Election of Directors: The stockholders re-elected each of the five nominees to serve as directors. Votes regarding the election of five directors to serve until the next Annual Meeting of Stockholders in 2018 were as follows:

Name	For	Abstained	Broker Non-Vote
Wayne Barr, Jr.	4,947,831	270,150	3,297,755
Derek J. Elder	4,948,726	269,255	3,297,755
Robert M. Pons	4,949,536	268,445	3,297,755
Steven G. Singer	4,843,755	374,226	3,297,755
Dilip Singh	4,945,200	272,781	3,297,755

Ratification of Accountants: For the reasons set forth in the Company’s Form 8-K dated October 20, 2017, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered accountants for the fiscal year ending June 30, 2018 was removed from the Annual Meeting agenda.

Say on Pay: The stockholders approved, on an advisory basis, the compensation of Concurrent’s named executive officers, as disclosed in Concurrent’s proxy statement under the heading “Compensation Discussion and Analysis,” the Summary Compensation Table, and the related compensation tables, notes, and narratives. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstained	Broker Non-Vote
4,954,723	135,162	128,096	3,297,755

Charter Amendment Extension: The stockholders approved the amendment to our Restated Certificate of Incorporation to extend the expiration of Article Twelfth which imposes transfer restrictions and prevents, subject to limitations, transfers of our common stock if the transfer results in a stockholder owning 5% or more of the outstanding common stock. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstained	Broker Non-Vote
5,115,768	93,066	9,147	3,297,755

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCURRENT COMPUTER CORPORATION
(Registrant)

Dated: October 27, 2017	By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer